Exhibit 32.2

Certification

Pursuant to 18 U.S.C. Section 1350, I, Michael E. Keane, Vice President and Chief Financial Officer of Computer Sciences Corporation (the Company), hereby certify that:

(1) The Company’s Annual Report on Form 10-K for the year ended March 31, 2006 (the Report) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 1, 2006	/s/ MICHAEL E. KEANE
Michael E. Keane Vice President and Chief Financial Officer